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                                  EXHIBIT 23.1




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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 9, 1996, incorporated by reference in Zale Corporation's Form 10-K for the year ended July 31, 1996, and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen
                                          Arthur Andersen LLP



Dallas, Texas
January 28, 1997